UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Annual Report **October 31, 2014**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

Dear Shareholder:

After rising together in the first fiscal quarter, the performance of large and small cap stocks diverged significantly in the remaining three quarters. Although there were plenty of unsettling geopolitical events to contend with, including a fresh conflict in the Gaza Strip and the emergence of a new, barbaric terrorist group in ISIS, the S&P 500 Index managed to post a strong 17.3% return for the fiscal year. In contrast, the smaller capitalization stocks of the Russell 2000® Index returned a more modest 8.1%, essentially erasing their entire outperformance from the 2013 fiscal year end.

The fortunes of the major economies around the globe also took divergent paths over the last twelve months. While GDP and employment both displayed a continued modest recovery in the U.S., economic activity in the rest of the world’s major markets was clearly decelerating, particularly in Continental Europe, which seems precariously close to another recession. This dichotomy goes a long way towards explaining the rapid 10% gain in the dollar versus the Euro over the last few months, and the stability of U.S. Treasury bonds at low levels despite the Federal Reserve’s imminent exit from its program of quantitative easing. It appears the inflation hawks who predicted that the massive expansion of the Fed’s balance sheet would produce runaway inflation and a weakened dollar have lost the argument, at least for now.

From a relative return perspective, the ICM Small Company Portfolio (the “Fund” or the “Portfolio”) had a disappointing fiscal year, returning 6.21% versus a gain of 7.89% for its primary benchmark, the Russell 2000® Value Index (the “Benchmark”).

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year
	Nov. 1, 2013- Jan. 31, 2014	Feb. 1, 2014- Apr. 30, 2014	May 1, 2014- Jul. 31, 2014	Aug. 1, 2014- Oct. 31, 2014	Nov.1, 2013- Oct. 31, 2014
ICM Small Co. Portfolio*	0.05%	4.19%	-1.72%	3.68%	6.21%
Russell 2000® Value Index	1.77%	3.15%	-1.27%	4.10%	7.89%
Russell 2000® Index	3.12%	-0.04%	-0.26%	5.11%	8.06%
Russell 2000® Growth Index	4.40%	-3.00%	0.73%	6.12%	8.26%
S&P 500 Index	2.00%	6.23%	3.02%	5.05%	17.27%

Portfolio’s Average Annual Total Returns
1 Year End 10/31/2014	5 years End 10/31/2014	10 years End 10/31/2014	Since Inception - 4/19/89 Thru 10/31/14
6.21%	15.75%	9.01%	12.70%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

Total annual Fund operating expenses are 0.96%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com.

The Fund’s Technology holdings were the largest source of strength during the second half of the fiscal year, returning 11.4% versus a return of only 4.0% for the benchmark peers. Methode Electronics and Integrated Device Technology were the two standouts, each up over 40% for the period. Methode advanced as the company announced that volume on a key customer program exceeded estimates. Integrated Device Technology reported increased revenue in three of their main product segments. This, along with evidence of a two year cost reduction initiative beginning to increase operating margins, had the stock up sharply.

The Portfolio’s Producer Durables holdings also held up relatively well, advancing 3.5% versus a decline of 0.9% for the benchmark peers. The largest contributor was FTI Consulting, which advanced 17.7% for the period. A combination of solid execution by new management and an active M&A and regulatory environment has helped drive better than expected results in 2014. Also of particular note was the 15.7% gain in trucking operator Heartland Express, which is benefitting from an improving domestic freight environment and the integration of a sizeable acquisition at the end of 2013.

Although only three sectors experienced declines during the second half of the fiscal year, no sector was hit harder than the Energy complex of the Russell 2000® Value, which fell 31.4%. The price of oil peaked at $107 a barrel in June and declined steadily through the end of October, largely the result of a rapidly appreciating dollar. The Fund entered this time period underweight the Energy sector, which was a positive contributor to relative performance. We were able to take advantage of this environment by adding to existing positions and purchasing a new oil service company during this period.

By far the biggest detractor to the second half of the fiscal year’s performance was the weakness of the Fund’s holdings in the Materials & Processing sector, which declined 10.6%. Contributing to this decline were a number of one-time, negative factors incurred by companies that possess favorable longer-term outlooks. Omnova Solutions, a specialty chemical company, suffered from a

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

temporary inventory correction in the coated paper markets it serves. After a 22.9% price decline for the period, the Company’s shares trade at 13 times its more normalized earnings level. Likewise, Carpenter Technology, a provider of specialty stainless steel alloys, saw a reduction in near-term earnings due to inventory destocking at its customers in the aerospace and energy sectors. We think Carpenter’s end markets will experience good long-term growth, and with the stock near the bottom of its long-term valuation range, we are sticking with the position.

The Health Care sector also had a negative impact on relative performance for the period. Much of the underperformance can be attributed to the Fund’s position in Hanger, Inc., a leading provider of orthotics and prosthetics. Following a lengthy period of consistent execution, Hanger experienced a number of setbacks which have been detrimental to its earnings and cash flow, and most recently a decline in same store sales within its core business has caused us to question our investment thesis, and we are currently exploring better opportunities.

The Fund’s underweight in the Real Estate Investment Trusts (“REITs”) sector was, once again, a headwind to performance. The REITs sector was one of the best performing sectors in the benchmark for the period, benefitting from a historically low interest rate environment and a flight-to-perceived safety in an increasingly volatile equity market. In fact, the REITs in the Russell 2000® Value have now outperformed four of the last five years and are, once again, approaching the lofty valuations seen during the peak of the last real estate boom in 2007.

In our 2013 Annual Report letter to investors we cautioned that U.S. small cap stocks were then trading at a 20% premium to large cap peers and were thus likely to underperform over the near term. Since that time the S&P 500 Index has advanced 17.3% while the Russell 2000® Index has gained 8.1%. This return disparity has significantly closed the valuation gap between small and large stocks. Based upon earnings projections for 2015, we estimate that the Russell 2000® trades at 17.1 times earnings, compared to 15.5 times earnings for the S&P 500; a much smaller 9.4% premium. While we cannot predict when the small cap sell-off will end, we are optimistic that this revaluation is an indication that the correction has run its course.

Markets rallied in October, but risk still remains from the slowing economies in Europe and China, and the headwinds to foreign-based earnings from the rapid appreciation of the dollar. While we acknowledge the risks to earnings from these factors, the year-to-date underperformance of small cap stocks has clearly reset

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

expectations and is providing attractive valuations, particularly in the more global sectors of the market like Technology and Industrials.

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC	Simeon F. Wooten, III, CFA Principal Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014
(Unaudited)

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2014
	1 Year Return	5 Year Return	10 Year Return	Inception to Date*
ICM Small Company Portfolio	6.21%	15.75%	9.01%	12.70%
Russell 2000 Value Index	7.89%	16.15%	7.81%	10.84%
Russell 2000 Index	8.06%	17.39%	8.67%	9.60%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost.

The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 97.7%
	Shares	Value

CONSUMER DISCRETIONARY — 11.0%
ANN INC*	212,331	$8,151,387
Ascena Retail Group*	660,000	8,217,000
Black Diamond*	316,475	2,455,846
Bob Evans Farms	31,944	1,560,464
Children’s Place Retail Stores	259,175	12,764,369
Crocs*	643,106	7,511,478
Finish Line, Cl A	318,993	8,443,745
FTI Consulting*	300,537	12,135,684
Group 1 Automotive	166,022	14,183,259
Hillenbrand	378,761	12,608,954
Insight Enterprises*	293,316	6,672,939
MDC Holdings	453,471	11,073,762
Orbotech*	353,731	5,673,845
Regis	659,608	11,200,144

		122,652,876

CONSUMER STAPLES — 0.8%
Snyders-Lance	315,357	9,394,485

ENERGY — 3.5%
Bonanza Creek Energy*	256,513	11,604,648
Carrizo Oil & Gas*	150,805	7,832,812
Key Energy Services*	1,461,315	4,442,398
Matrix Service*	132,592	3,322,755
SAExploration Holdings*	414,260	2,895,677
Unit*	192,814	9,336,054

		39,434,344

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — 25.7%
Ameris Bancorp	720,091	$17,858,257
Boston Private Financial Holdings	682,170	8,970,536
Brandywine Realty Trust†	379,548	5,856,426
Bryn Mawr Bank	370,239	11,414,468
Campus Crest Communities†	910,450	5,772,253
CatchMark Timber Trust, Cl A†	529,026	6,189,604
Connectone Bancorp	498,900	9,229,650
DuPont Fabros Technology†	347,339	10,757,089
Eagle Bancorp*	224,200	8,055,506
Enterprise Financial Services	468,637	8,833,807
Excel Trust†	736,200	9,570,600
Financial Institutions	161,150	4,051,311
First Merchants	151,693	3,435,846
First of Long Island	220,347	5,803,940
Flushing Financial	392,408	7,903,097
FNB	846,466	10,826,300
Hancock Holding	211,974	7,459,365
Hanmi Financial	454,998	9,759,707
Hanover Insurance Group	125,773	8,419,245
Heritage Financial	607,265	10,657,501
HomeTrust Bancshares*	505,357	7,807,766
Infinity Property & Casualty	64,264	4,691,915
Kite Realty Group Trust†	528,143	13,673,622
Lexington Realty Trust†	508,758	5,575,988
Navigators Group*	110,421	7,518,566
Parkway Properties†	315,665	6,329,083
Pebblebrook Hotel Trust†	305,982	13,034,833
ProAssurance	149,898	7,012,228
Prosperity Bancshares	167,934	10,141,534
Selective Insurance Group	158,003	4,079,637
South State	194,200	11,712,202
Southwest Bancorp	156,422	2,820,289
Terreno Realty†	7,610	160,266
Trico Bancshares	380,562	10,008,781
United Financial Bancorp	877,297	12,308,477

		287,699,695

HEALTH CARE — 7.0%
Bio-Rad Laboratories, Cl A*	93,162	10,510,537
Charles River Laboratories International*	162,897	10,288,574

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
CONMED	243,823	$10,238,128
Haemonetics*	270,865	10,217,028
Hanger Orthopedic Group*	369,196	8,834,860
Hill-Rom Holdings	191,617	8,523,124
Owens & Minor	324,148	10,800,612
WellCare Health Plans*	134,592	9,134,759

		78,547,622

INDUSTRIALS — 4.5%
Altra Holdings	415,939	13,110,397
McDermott International*	1,359,095	5,218,925
MYR Group*	496,037	12,867,200
SP Plus*	487,069	10,627,846
TAL International Group	193,493	8,345,353

		50,169,721

INFORMATION TECHNOLOGY — 1.8%
Electro Scientific Industries	1,011,288	7,180,145
NETGEAR*	227,790	7,753,971
Perficient*	343,000	5,686,940

		20,621,056

MATERIALS — 1.6%
Innospec	243,396	9,825,896
Kaiser Aluminum	111,400	7,747,870

		17,573,766

MATERIALS & PROCESSING — 13.2%
ABM Industries	430,996	11,912,729
Aptargroup	133,836	8,329,953
Belden	200,747	14,291,179
Brady, Cl A	449,382	10,713,267
Carpenter Technology	230,299	11,526,465
HB Fuller	314,120	13,183,616
Innophos Holdings	269,251	15,347,307
Koppers Holdings	227,691	8,989,241
Kraton Performance Polymers*	337,084	6,030,433
OM Group	500,433	13,026,271
OMNOVA Solutions*	1,110,528	7,807,012
Rogers*	210,717	14,406,721
United Stationers	295,813	12,356,109

		147,920,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — concluded
	Shares	Value

PRODUCER DURABLES — 17.2%
Actuant, Cl A	308,018	$9,761,090
Albany International, Cl A	235,915	8,912,869
Briggs & Stratton	392,925	7,941,014
CBIZ*	1,006,633	9,291,223
Compass Diversified Holdings(A)	702,130	12,954,298
ESCO Technologies	400,791	15,238,074
Granite Construction	344,555	12,717,525
Heartland Express	613,228	15,416,552
II-VI*	763,410	10,298,401
Kaman	244,396	10,523,692
Littelfuse	117,834	11,493,528
Marten Transport	329,706	6,468,832
Methode Electronics	356,929	14,055,864
Moog, Cl A*	102,567	7,850,478
Orbital Sciences*	526,092	13,836,220
Regal-Beloit	174,881	12,411,304
Triumph Group	194,143	13,518,177

		192,689,141

TECHNOLOGY — 8.8%
Coherent*	220,065	14,337,235
Emulex*	1,190,317	6,737,194
FormFactor*	853,427	6,801,813
GSI Group*	812,063	10,435,009
Harmonic*	838,762	5,594,543
Integrated Device Technology*	920,534	15,105,963
IXYS	995,700	11,619,819
ON Semiconductor*	290,634	2,409,356
Oplink Communications	588,090	12,261,677
Plantronics	256,813	13,320,890

		98,623,499

UTILITIES — 2.6%
IDACORP	233,772	14,781,404
NorthWestern	280,400	14,816,336

		29,597,740

TOTAL COMMON STOCK (Cost $856,916,154)		1,094,924,248

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

SHORT-TERM INVESTMENT — 1.8%
	Shares	Value

Dreyfus Treasury Prime Cash Management, 0.000% (B) (Cost $19,814,907)	19,814,907	$19,814,907

TOTAL INVESTMENTS — 99.5% (Cost $876,731,061)		$1,114,739,155

Percentages are based on Net Assets of $1,120,433,022.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2014 was $12,954,298 or 1.2% of Net Assets.
(B)	The rate shown is the 7-day effective yield as of October 31, 2014.

*	Non-income producing security.
†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $876,731,061)	$1,114,739,155
Receivable for Investment Securities Sold	9,659,304
Dividends and Interest Receivable	322,713
Receivable for Capital Shares Sold	284,759
Prepaid Expenses	16,508

Total Assets	1,125,022,439

Liabilities:
Payable for Investment Securities Purchased	3,114,022
Payable due to Investment Advisor	627,244
Shareholder Servicing Fees Payable	493,214
Payable for Capital Shares Redeemed	226,718
Payable due to Administration	46,819
Chief Compliance Officer Fees Payable	2,833
Payable due to Trustees	2,354
Other Accrued Expenses	76,213

Total Liabilities:	4,589,417

Net Assets	$1,120,433,022

Net Assets Consist of:
Paid-in Capital	$676,879,103
Undistributed Net Investment Income	1,158,121
Accumulated Net Realized Gain on Investments	204,387,704
Net Unrealized Appreciation on Investments	238,008,094

Net Assets	$1,120,433,022

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	32,064,315

Net Asset Value, Offering and Redemption Price Per Share	$34.94

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
YEAR ENDED
OCTOBER 31, 2014

STATEMENT OF OPERATIONS

Investment Income
Dividends	$15,596,937

Total Income	15,596,937

Expenses
Investment Advisory Fees	8,958,609
Administration Fees	607,448
Trustees’ Fees	11,385
Chief Compliance Officer Fees	8,239
Shareholder Servicing Fees	2,426,737
Transfer Agent Fees	85,933
Custodian Fees	57,717
Printing Fees	50,884
Legal Fees	27,962
Audit Fees	23,600
Registration and Filing Fees	22,634
Other Expenses	35,732

Total Expenses	12,316,880

Less: Fees Paid Indirectly (See Note 4)	(24)
Net Expenses	12,316,856

Net Investment Income	3,280,081

Net Realized Gain on Investments	239,546,427
Net Change in Unrealized Appreciation (Depreciation) on Investments	(166,259,680)

Total Net Realized and Unrealized Gain on Investments	73,286,747

Net Increase in Net Assets Resulting from Operations	$76,566,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2014	Year Ended October 31, 2013

Operations:
Net Investment Income	$3,280,081	$8,258,625
Net Realized Gain on Investments	239,546,427	150,064,334
Net Change in Unrealized Appreciation (Depreciation) on Investments	(166,259,680)	240,917,545

Net Increase in Net Assets Resulting from Operations	76,566,828	399,240,504

Dividends and Distributions:
Net Investment Income	(5,627,931)	(6,217,874)
Net Realized Gains	(139,132,464)	(76,525,556)

Total Dividends and Distributions	(144,760,395)	(82,743,430)

Capital Share Transactions:
Issued	130,116,169	169,892,630
In Lieu of Cash Distributions	142,575,256	80,723,153
Redeemed	(512,263,669)	(320,584,515)

Net Decrease in Net Assets from Capital Share Transactions	(239,572,244)	(69,968,732)

Total Increase (Decrease) in Net Assets	(307,765,811)	246,528,342
Net Assets:
Beginning of Year	1,428,198,833	1,181,670,491

End of Year	$1,120,433,022	$1,428,198,833

Undistributed Net Investment Income	$1,158,121	$3,844,852

Share Transactions:
Issued	3,687,467	5,339,528
In Lieu of Cash Distributions	4,289,656	2,930,096
Redeemed	(14,929,682)	(10,230,417)

Net Decrease in Shares Outstanding from Share Transactions	(6,952,559)	(1,960,793)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$36.60	$28.84	$28.61	$27.10	$22.38

Income from Operations:
Net Investment Income*	0.09	0.20	0.09	0.05	0.07
Net Realized and Unrealized Gain	1.98	9.59	2.81	1.53	4.76

Total from Operations	2.07	9.79	2.90	1.58	4.83

Dividends and Distributions:
Net Investment Income	(0.14)	(0.15)	(0.05)	(0.07)	(0.11)
Net Realized Gain	(3.59)	(1.88)	(2.62)	—	—

Total Dividends and Distributions	(3.73)	(2.03)	(2.67)	(0.07)	(0.11)

Net Asset Value, End of Year	$34.94	$36.60	$28.84	$28.61	$27.10

Total Return†	6.21%	36.32%	11.54%	5.83%	21.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,120,433	$1,428,199	$1,181,670	$1,235,797	$1,309,074
Ratio of Expenses to Average Net Assets(1)	0.96%	0.93%	0.92%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.26%	0.64%	0.33%	0.18%	0.27%
Portfolio Turnover Rate	24%	21%	19%	30%	24%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company as defined in accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2014, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the year ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2014, there were no Level 3 securities.

For the year ended October 31, 2014, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2014, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 or 0.08% of the first $250 million, 0.06% of the next $250 million, 0.05% of the next $250 million and 0.025% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2014, the Portfolio earned credits of $24 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the year ended October 31, 2014, the Portfolio made purchases of $296,802,277 and had sales of $637,876,623 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to equalization and distributions received from partnerships resulted in reclassification to undistributed

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

To the extent these differences are permanent in nature they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise. Accordingly, the following permanent differences, primarily attributable to REIT adjustments, investments in partnerships, utilization of earnings and profits on shareholder redemptions and distribution reclassifications, have been reclassified to/from the following accounts as of October 31, 2014.

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(338,881)	$(36,652,404)	$36,991,285

These reclassifications had no effect on the net assets or net asset value of the Portfolio.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2014	$15,167,932	$129,592,463	$144,760,395
2013	10,861,090	71,882,340	82,743,430

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$11,513,913
Undistributed Long-Term Capital Gains	193,198,328
Net Unrealized Appreciation	238,841,659
Other Temporary Differences	19

Total Distributable Earnings	$443,553,919

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and partnerships.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$875,897,496	$289,227,944	$(50,386,285)	$238,841,659

8. Other:

At October 31, 2014, 46% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Change of Independent Registered Public Accounting Firm

The Portfolio has selected BBD, LLP (“BBD”) to serve as the Portfolio’s independent registered public accounting firm for the Portfolio’s fiscal year ended October 31, 2014. The decision to select BBD was recommended by the Portfolio’s Audit Committee on October 2, 2014 and was approved by the Portfolio’s Board of Trustees on October 2, 2014. During the Portfolio’s fiscal years ended October 31, 2012 and October 31, 2013, neither the Portfolio, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Portfolio or the Portfolio’s Board of Trustees with the performance of the Portfolio’s prior independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for fiscal year ended October 31, 2013. The decision not to renew the engagement of Deloitte, effective upon its completion of its audit for the fiscal year ended October 31, 2013, and to

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

select BBD was recommended by the Portfolio’s Audit Committee and approved by the Portfolio’s Board of Trustees. Deloitte’s report on the Portfolio’s financial statements for the fiscal year ended October 31, 2013 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Portfolio’s fiscal year ended October 31, 2013 (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolio’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

10. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of ICM Small Company Portfolio

and the Board of Trustees of The Advisors’ Inner Circle Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ICM Small Company Portfolio (the “Portfolio”), a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial statements and highlights. The financial highlights for each of the years in the three-year period ended October 31, 2012 were audited by other auditors whose report dated December 21, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ICM Small Company Portfolio as of October 31, 2014, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 23, 2014

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 5/1/14	Ending Account Value 10/31/2014	Annualized Expense Ratio	Expenses Paid During Period*
Actual Portfolio Return	$1,000.00	$1,018.90	1.03%	$5.24
Hypothetical 5% Return	1,000.00	1,020.01	1.03%	5.24

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

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the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-234-5426. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (Continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

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PORTFOLIO

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (Concluded)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer since 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (Since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
90.51%	9.49%	100.00%	91.83%	91.44%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.